2022 EARNINGS PRESENTATION MARCH 13, 2023 Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements Certain statements in this presentation may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding the Company’s plans to improve its capital structure; the Company’s current guidance regarding certain expected 2023 financial and operating results, including guidance regarding consolidated, proprietary and non-proprietary revenues and revenues from partnership and licensing agreements, margins, consolidated gross profit, net loss, Adjusted EBITDA, capital expenditures and use of free cash flow; expectations regarding actions intended to lower the cost of capital, increase return on capital, and reduce costs, including plans to retire its existing debt early and replace it with a conventional lending facility, including expectations regarding pre-payment penalties and other costs in connection therewith, plans regarding equity financing to supplement the cash needed to fully fund the business to profitability in 2025, and statements regarding the Company’s plans to explore strategic options for its Seymour, Indiana, soy crush facility; any statements regarding the Company’s plans to fully fund the business to profitability in 2025; the anticipated benefits of the Company’s strategic partnership with ADM and the revenue expected to be generated thereby; expectations regarding macro-economic trends; expectations regarding the sources of expected consolidated revenue and gross profit growth, including improved commodity market conditions for non-proprietary product sales, and enhanced focus on higher margin product categories; expectations regarding revenue and gross profit mix; expectations regarding future costs and uses of free cash flow; expectations regarding the unwinding of mark-to-market timing differences and the Company’s assessment of its futures contracts; the expected timing and anticipated benefits of the divestiture of the Fresh business, including the consummation of the pending transaction pertaining to the Fresh assets remaining to be sold; any financial or other information based upon or otherwise incorporating judgments or estimates relating to future performance, events or expectations; expectations regarding the Company’s hedging and other risk management strategies, including expectations about future sales and purchases that relate to the Company’s mark-to-market adjustments and the fair valuation of futures contracts; the Company’s strategies, positioning, resources, capabilities, and expectations for future performance; estimates and forecasts of financial and other performance metrics; projections of market opportunity and supply chain constraints; the Company’s outlook and financial and other guidance; management’s strategy and plans for growth, including those intended to lower the cost of capital, increase return on capital and reduce costs. Factors that may cause actual results to differ materially from current expectations include, but are not limited to; risks associated with the Company’s inability to execute on its plans to lower the cost of capital, increase return on capital and reduce costs; the risk that the Company’s actions intended to fully fund the business to profitability in 2025 will be insufficient to achieve such objective; risks associated with the Company’s ability to grow and achieve growth profitably, including continued access to the capital resources necessary for growth; the risk that the Company will be unable to renegotiate or retire any of its existing debt by entering into an amended or new facility in a timely manner, on favorable terms, or at all; risks relating to the failure to realize the anticipated benefits of the Company’s shelf registration statement, including its at-the-market facility, or otherwise fail to raise equity capital to supplement its cash needs; risks relating to potential dilution; risks relating to the Company’s hedging and other risk management strategies, including expectations about future sales and purchases that relate to the Company’s mark-to-market adjustments and the fair valuation of futures contracts; the risk that the Company will not realize the anticipated benefits of the divestiture of the Fresh business, including risks relating to the failure to satisfy the conditions to the consummation of the pending transaction to sell the remaining assets of the Fresh business, and the risk that such transaction may not be completed in a timely manner or at all; risks associated with managing capital resources; risks associated with maintaining relationships with customers and suppliers and developing and maintaining partnering and licensing relationships; the risk that the anticipated benefits and results of the Company’s strategic partnership with ADM will not be realized, including the risk that certain performance objectives will not be achieved; risks associated with changing industry conditions and consumer preferences; risks associated with the Company’s ability to generally execute on its business strategy; risks associated with the effects of global and regional economic, agricultural, financial and commodities market, political, social and health conditions; risks associated with the Company’s transition to becoming a public company; the effectiveness of the Company’s risk management strategies; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are also subject to the risks and other issues described above under “Use of Non-GAAP Financial Measures,” which could cause actual results to differ materially from current expectations included in the Company’s forward-looking statements included in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved, including without limitation, any expectations about our operational and financial performance or achievements through and including 2025. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law. Use of Non-GAAP Financial Measures In this presentation, the Company includes references to non-GAAP performance measures. The Company uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results. The Company’s management believes these non-GAAP measures are useful in evaluating the Company’s operating performance and are similar measures reported by publicly listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company’s business. By referencing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s performance for the periods presented. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company’s definition of these non-GAAP measures may differ from similarly titled measures of performance used by other companies in other industries or within the same industry. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables accompanying this presentation. Disclaimers

NYSE: BHIL - A year of milestones

Expect continued proprietary revenue growth in 2023 Proprietary Soy Portfolio • 2022 revenues grew nearly 100 percent over 2021 • Establishing important strategic and commercial relationships • Operational excellence $38 $73 2021 2022 2023 Guidance Pr op rie ta ry R ev en ue s $100-$110 $ Millions USD

Benson Hill's future product development projected timeline

Value Inflection

		Major Applications	Current Status	Proof of Value (~2-3 yrs)	Platform Innovation (~3-4 yrs)
Soy High Protein Ingredient Solutions	 Truvail	Alt Meat & Meat Extensions Cereals & Bakery	Commercial: 60% White Flake Protein, Better Carbohydrate Profile	GEN2: +65% White Flake Protein	GEN3: +Improved Flavor
Soy White Beverage Ingredient		Alt Milk Alt Yogurt Alt Frozen Desert	Prototype: 8g Protein/Serving, Better Carbohydrate Profile	GEN1: 8g Protein/Serving, Better Carbohydrate Profile	GEN2: +10g Protein/Serving, Heart Healthy Oil, Improved Flavor GEN3: +13g Protein/serving
Yellow Pea Protein		Alt Meat & Meat Extensions Cereals & Bakery	Prototype: 60% Pea Protein Concentrate	GEN1: 60% Pea Protein Concentrate	GEN2: +65% Pea Protein Concentrate, Improved Flavor GEN3: +Clean Flavor
Soy Animal Protein		Aquaculture	Commercial: 60% Meal Protein, Low Antinutrients	GEN2: +65% Meal Protein	GEN3: +Better Nutrition Profile
Soy Oil	 veri	Packaged Oil	Commercial: Heart Healthy Oil, Better Carbohydrate Profile	GEN2: +60% White Flake Protein	GEN3: +65% White Flake Protein

2022 Investor Day April 5, 2022

BENSON HILL

*preliminary LCA results from Blonk Consultants 2021 based on economic allocation and industry averages for expeller pressed oil. Veri™ Delivers Superior Performance Veri™ Oil Commodity Soy Oil Heart Healthy Omega-9(1) X Less polymer buildup on fryer X Long fry life X Cost effective X X Non-GMO Project Verified X Veri™ Provides Sustainability Benefits vs. Canola* Up to 70% less Carbon Up to 66% less Water Demand remains strong for Veri™ cooking oil Forward sold 2022 crop inventory, which includes a supply agreement with St. Louis- based Schnuck Markets, Inc. with nearly 100 grocery stores in the Midwest Additional 10k acres harvested in the 2022 crop (1) Supportive but not conclusive scientific evidence suggests that daily consumption of about 1½ tablespoons (20 grams) of oils containing high levels of oleic acid, when replaced for fats and oils higher in saturated fat, may reduce the risk of coronary heart disease. To achieve this possible benefit, oleic acid-containing oils should not increase the total number of calories you eat in a day. One serving of high oleic soybean oil provides 10 grams of oleic acid (which is 11 grams of monounsaturated fatty acid).

Engaging with strategic partner ADM to build an exciting new frontier of food (1) Access to ADM’s current and planned protein processing capacity for food ingredients Joint farmer recruitment program Leverage ADM’s product application and formulation expertise Focus: Alternative meat, meat extension, alternative dairy, specialized nutrition exclusively in North America • ADM completed ingredient manufacturing with a portion of the Benson Hill 2022 Ultra-High Protein (“UHP”) soy crop • Collaboration underway for a co-branded go-to- market strategy in soy protein concentrates, textured soy proteins and soy isolates derived from Benson Hill UHP soybeans • Expect increasing volumes from the 2023 crop from new farmer partners in the vicinity of ADM’s Decatur, Illinois, facility Strategic Collaboration

Adapting to persistent high supply chain costs HIGH SOY COMMODITY PRICES • Benefits non-proprietary products • Requires significantly higher farmer premiums to secure proprietary acres, especially with new farmers INFLATIONARY AND SUPPLY CHAIN DISLOCATIONS • Higher than planned operational and logistics costs impacting proprietary products in lower margin product categories TARGETED GROWTH STRATEGY • Continue scaling highest margin proprietary products • De-emphasize lower margin product categories where margin compression is significant until markets normalize • Offer new varieties with higher yields and expanded maturity zones • Focused and disciplined growth strategy resulted in 2023 proprietary planted acres increasing by approximately 50 percent - below previous expectation to double acres o Secured acres for highest-margin proprietary products in food ingredients, soy meal for aquaculture and oil products o Farmer engagement with ADM adds new farmer partners, but fewer than expected Focused and disciplined growth strategy targets highest margin proprietary products

Targeting to achieve positive Adjusted EBITDA and positive free cash flow in 2025


GROWTH
MARGIN EXPANSION
CASH
CONSOLIDATED REVENUE GROWTH
$400M+
ADJUSTED EBITDA
Positive
2025 Targets
CONSOLIDATED GROSS MARGIN EXPANSTION
25%
FREE CASH FLOW
Positive
TECHNOLOGY STACK
EXECUTION

Excludes the Fresh business, which is expected to be sold in 2Q'23

2025 Anticipated Growth Drivers

- **Proprietary revenues of $300M+ vs. previous $350M+ target**
  - Scale highest margin proprietary products
  - Temporarily de-emphasize lower margin product categories
  - Temper revenue recognition for ADM strategic partnership and timing to secure new partnerships
- Gross margin expansion expected to be driven by scaling proprietary products, increasing contributions from partnership and licensing agreements and actions to increase return on capital
- Launch proprietary yellow pea ingredients

BENSON HILL

FINANCIAL RESULTS AND OUTLOOK

2022 financial results and 2023 outlook(1) 2022 Financial Results (in $ Millions USD) Reported ( Excludes Fresh Business) Impact of Open Mark-to-Market Timing difference Excluding Open Mark-to-Market Timing Differences 2023 Guidance(3) Consolidated Revenue $381 $(3) $384 $390 - $430 Proprietary $73 $73 $100 - $110 Consolidated Gross Profit $3.5 $(5) $8.5 $20 - $30 Net Loss from Continuing Operations $(100) $(5) $(95) $(125) - $(135) Total Adjusted EBITDA $(82)(2) $(5) $(77) $(63) - $(68)(2) CAPEX $7 $7 $20 - $25 Free Cash Flow $(100)(2) $(100) $(120) - $(128)(2) Cash, Restricted Cash and Marketable Securities (as of December 31, 2022) $175 (1) The Fresh business is in the process of being divested through a two-part transaction announced on January 3, 2023, the initial portion of which was consummated on December 29, 2022, and the second portion of which is expected to close in the second quarter of 2023. The Company will record the Fresh business as discontinued operations as of December 31, 2022. (2) See reconciliation table in the appendix. (3) Does not exclude open mark-to-market timing differences.

Enhancing capital structure to provide liquidity needed to achieve target for positive Adjusted EBITDA and positive free cash flow in 2025 (1) Liquidity needed to achieve 2025 financial targets depends on planned revenue growth, margin expansion, and cash management discipline • 12/31/2022: Cash, restricted cash and marketable securities of $175 million • Divesting the Fresh business in a two-part transaction announced on January 3, 2023: o 4Q'22: Realized ~$18 million for sale of assets o 2Q’23: Expect $3 million for the sale of equity • In the final stages of creating a plan intended to lower the cost of capital, increase return on capital, and reduce costs: o Refinance and reduce current $100 million debt as early as 3Q’23 with an expected approximate 50% decline in interest expense ▪ Negotiating an agreement to enter into a conventional lending facility for up to $100 million consisting of a line of credit, equipment loan, and term loan ▪ Utilize current shelf registration statement, including ATM facility, or alternative equity financing, for up to $100 million ▪ Retire existing lending facility two years early (will incur pre-payment penalties and other costs) o Explore strategic options for the Seymour, Indiana, facility to optimize capital deployment and increase return on capital

Summary • 2022 was an exceptional year for Benson Hill • Benson Hill is adapting to market realities while continuing to execute the strategic plan for significant yet responsible growth • Expect 2023 to be a strong year to continue scaling the proprietary portfolio • Executing on the plan announced today is expected to lower the cost of capital, improve return on capital, and reduce costs to support the objective of fully funding the business to profitability in 2025

OUR TECHNOLOGY APPENDIX

Consolidated Statements of Operation (In Thousands USD, Except Per Share Information) Three Months Ended December 31, Year Ended December 31, 2022 (unaudited) 2021 (unaudited) 2022 (unaudited) 2021 Revenues $ 99,180 $ 30,732 $ 381,233 $ 90,945 Cost of sales 98,391 33,972 377,706 96,846 Gross profit (loss) 789 (3,240) 3,527 (5,901) Operating expenses: Research and development 11,761 14,171 47,500 40,574 Selling, general and administrative expenses 21,586 21,534 81,034 71,947 Total operating expenses 33,347 35,705 128,534 112,521 Loss from operations (32,558) (38,945) (125,007) (118,422) Other (income) expense: Interest expense, net 5,414 611 21,444 4,481 Loss on extinguishment of debt — — — 11,742 Change in fair value of warrants and conversion (7,387) 398 (49,063) (12,127) Other income, net 149 1,226 2,253 (549) Total other (income) expense, net (1,824) 2,235 (25,366) 3,547 Net loss from continuing operations before income tax (30,734) (41,180) (99,641) (121,969) Income tax expense 29 13 59 231 Net loss from continuing operations, net of tax (30,763) (41,193) (99,700) (122,200) Net loss from discontinued operations, net of tax (22,843) (1,014) (28,205) (4,047) Net loss $ (53,606) $ (42,207) $ (127,905) $ (126,247) Net loss per common share: Basic and diluted net loss per common share from continuing operations $ (0.17) $ (0.26) $ (0.55) $ (1.00) Basic and diluted net loss from discontinued operations, net of tax $ (0.12) $ (0.01) $ (0.16) $ (0.04) Basic and diluted net loss per common share $ (0.29) $ (0.27) $ (0.71) $ (1.04) Weighted average shares outstanding: Basic and diluted weighted average shares outstanding 186,787 158,323 179,867 121,838

Consolidated Balance Sheet (In Thousands USD) December 31, 2022 (unaudited) 2021 Assets Current assets: Cash and cash equivalents $ 25,053 $ 78,940 Marketable securities 132,121 103,689 Accounts receivable, net 28,591 22,128 Inventories, net 62,110 37,004 Prepaid expenses and other current assets 29,346 16,806 Current assets held for sale 23,507 24,791 Total current assets 300,728 283,358 Property and equipment, net 99,759 98,076 Right of use asset, net 68,193 73,712 Goodwill and intangible assets, net 27,377 35,397 Other assets 4,863 4,538 Noncurrent assets held for sale — 39,816 Total assets $ 500,920 $ 534,897 Liabilities and stockholders’ equity Current liabilities: Accounts payable $ 36,717 $ 20,288 Current lease liability 3,682 1,831 Current maturities of long-term debt 2,242 6,901 Accrued expenses and other liabilities 33,435 25,608 Current liabilities held for sale 16,441 17,054 Total current liabilities 92,517 71,682 Long-term debt 103,991 77,035 Long-term lease liability 77,722 77,152 Warrant liabilities 24,285 46,051 Conversion option liability 8,091 8,783 Deferred tax liabilities 283 294 Other non-current liabilities 129 316 Noncurrent liabilities held for sale — 2,137 Total liabilities 307,018 283,450 Stockholders’ equity: Redeemable convertible preferred stock, $0.0001 par value; 1,000 authorized, no shares issued and outstanding as of December 31, 2022 and 2021, respectively — — Common stock, $0.0001 par value, 440,000 and 440,000 shares authorized; 206,668 and 178,089 shares issued and outstanding as of December 31, 2022 and 2021, respectively 21 18 Additional paid-in capital 609,450 533,101 Accumulated deficit (408,474) (280,569) Accumulated other comprehensive loss (7,095) (1,103) Total stockholders’ equity 193,902 251,447 Total liabilities and stockholders’ equity $ 500,920 $ 534,897 December 31, 2022 (unaudited) 2021

Consolidated Statement of Cash Flows (In Thousands USD) Year Ended December 31, 2022 2021 Operating activities Net loss $ (127,905) $ (126,247) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 22,836 12,817 Stock-based compensation expense 19,520 7,183 Bad debt expense 863 309 Change in fair value of warrants and conversion options (49,063) (12,127) Amortization related to financing activities 9,279 1,389 Loss on extinguishment of debt — 11,742 Loss on divestiture of discontinued operations 10,246 — Impairment 11,579 — Loss on investments and amortization on premiums 4,755 — Other 4,579 (65) Changes in operating assets and liabilities: Accounts receivable (3,070) (7,038) Inventories (4,663) (11,690) Other assets 6,542 (13,149) Accounts payable (5,313) 11,293 Accrued expenses 6,419 7,539 Other liabilities — 294 Net cash used in operating activities (93,396) (117,750) Investing activities Purchases of marketable securities (372,170) (648,923) Proceeds from maturities of marketable securities 139,063 2,499 Proceeds from sales of marketable securities 193,25 639,612 Payments for acquisitions of property and equipment (16,486) (31,490) Payments made in connection with business acquisitions (1,034) (116,287) Proceeds from divestitures of discontinued operations 17,131 — Net cash used in investing activities (40,246) (154,589) Year Ended December 31, 2022 2021 Financing activities Net contributions from Merger, at-the-market offering and PIPE financing, net of transaction costs of $4,087 and $34,940 for 2022 and 2021, respectively 81,109 285,378 Payments for extinguishment of debt — (43,082) Principal payments on debt (7,288) (4,400) Proceeds from issuance of debt 23,540 103,634 Borrowing under revolving line of credit 19,774 20,954 Repayments under revolving line of credit (19,821) (20,907) Proceeds from issuance of redeemable convertible preferred stock, net of costs — — Retirement of redeemable convertible preferred stock — — Repayments of financing lease obligations (1,630) (703) Proceeds from the exercise of stock options and warrants 2,325 681 Net cash provided by financing activities 98,009 341,555 Effect of exchange rate changes on cash (9) 4 Net increase (decrease) in cash, cash equivalents and restricted cash (35,642) 69,220 Cash, cash equivalents and restricted cash, beginning of year 78,963 9,743 Cash, cash equivalents and restricted cash, end of year $ 43,321 $ 78,963 Supplemental disclosure of cash flow information Cash paid for taxes $ 57 $ 53 Cash paid for interest $ 14,398 $ 6,591 Supplemental disclosure of non-cash activities Issuance of Notes Payable Warrants and Convertible Notes Payable Warrants $ — $ 6,663 Conversion of Notes Payable Warrants upon Merger $ — $ 4,576 Public Warrants and Private Placement Warrants acquired in Merger $ — $ 50,850 Issuance of conversion option $ — $ 8,783 Purchases of property and equipment included in accounts payable and accrued expenses and other current liabilities $ 3,058 $ 3,578 Purchases of inventory included in accounts payable and accrued expenses and other current liabilities $ 1,553 $ 1,854 Financing leases $ 806 $ 46,021

2022 non-GAAP Reconciliations(1) Adjustments to reconcile 2022 consolidated net loss from continuing operations to adjusted EBITDA (In Millions USD) Consolidated net loss from continuing operations $ (100) Interest expense, net 21 Depreciation and amortization 21 Stock-based compensation 20 Other non-recurring costs (44) Total Adjusted EBITDA(2) $ (82) (2) The reconciliation to 2022 adjusted EBITDA includes approximately $5 million in losses for open mark-to-market timing differences related to the estimated net temporary impact resulting from unrealized period-end gains/losses associated with the fair valuation of futures contracts associated with the Company’s committed future operating capacity. Contracts associated with open mark-to-market timing differences are is expected to unwind in future periods. Adjustments to reconcile 2022 consolidated net loss from continuing operations to Free Cash Flow Consolidated net loss $ (100) Depreciation and amortization 21 Stock-based compensation 20 Changes in working capital 5 Other (39) Net Cash Used on Operating Activities $ (93) Payments for acquisition of property and equipment (7) Free Cash Flow $ (100) (1) The expected results exclude the Fresh business which was divested in a two-part transaction announced on January 3, 2023, the initial portion of which was consummated on December 29, 2022, and the second portion of which is expected to close in the second quarter of 2023. The Company will record the Fresh business as discontinued operations as of December 31, 2022.

2023 non-GAAP Reconciliations(1) Adjustments to reconcile 2023 consolidated net loss to Adjusted EBITDA (In Millions USD) Consolidated net loss from continuing operations $ (125) – (135) Interest expense, net 27 – 29 Depreciation and amortization 21 –23 Stock-based compensation 14 – 15 Total Adjusted EBITDA $ (63) – (68) (1) The expected results exclude the Fresh business which was divested in a two-part transaction announced on January 3, 2023, the initial portion of which was consummated on December 29, 2022, and the second portion of which is expected to close in the second quarter of 2023. The Company will record the Fresh business as discontinued operations as of December 31, 2022. Adjustments to reconcile 2023 consolidated net loss to Free Cash Flow Consolidated net loss $ (125) – (135) Depreciation and amortization 21 – 23 Stock-based compensation 14 – 15 Changes in working capital (12) – (14) Other 2 – 8 Net Cash Used on Operating Activities $ (100) – (103) Payments for acquisition of property and equipment (20) – (25) Free Cash Flow $ (120) – (128)